Conditionally Active Antibodies for Immuno-oncology APRIL 2023  |  Nasdaq: SNSE Exhibit 99.1

Disclaimer This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, expectations regarding the development and potential therapeutic benefits of our product candidates; the expected safety profile of our product candidates; the expected timing and design of our Phase 1/2 clinical trial of SNS-101; the availability of data from our preclinical studies; the timing of selection of product candidates; and our belief that our existing cash and cash equivalents will be sufficient to fund our operations at least into the second half of 2025. When used in this presentation, the words and phrases "designed to," "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development, conduct of clinical trials and related regulatory requirements, our reliance on third parties over which we may not always have full control, and other risk and uncertainties that are described in our Annual Report on Form 10-K filed with the SEC on March 29, 2023 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Engineered Selectivity to Extend the Clinical Reach of Immuno-oncology Agents THE CHALLENGE Systemically delivered I/O drugs often fail in the clinic due to on-target/off-tumor effects (TMDD, CRS) OUR FINANCIAL POSITION Ended 2022: $107.1M* Cash runway into 2H 2025 OUR STRATEGY Conditionally active antibodies engineered to enable druggability of promising oncology targets OUR LEAD PROGRAM SNS-101 is a clinical stage pH-sensitive antibody targeting the VISTA receptor with first patient first dose expected in mid-2023 *Consists of cash, cash equivalents and marketable securities

Innovative Pipeline of IO Drugs with Broad Commercial Potential *Sensei has entered into a clinical supply agreement with Regeneron supporting the planned evaluation of SNS-101 in combination with Regeneron’s anti-PD-1 therapy Libtayo® (cemiplimab) in a Phase 1/2 clinical trial in solid tumors. *Sensei has entered into a Cooperative Research and Development Agreement (CRADA) with the National Cancer Institute. The goal of this collaborative effort is to further elucidate the role of VISTA in immune checkpoint resistance and expand the potential of SNS-101 as a combination therapy beyond anti-PD-1.

The Modern-Day Challenge in Immuno-Oncology The PD-1/PD-L1 market is big and growing fast1 PD-1/PD-L1 monotherapy does not benefit 70% of patients2 2020 2026 Survival Benefit 20-30% No Survival Benefit 70% 1. Gerber et al., Biochemical Pharmacology 2016 2. Market estimates from PD-1 and PDL-1 Inhibitors Market Size in 2021 – MarketWatch, 360 Research

Lack of Tumor Targeting is a Major Obstacle to CI Innovation Industry Problem Sensei’s Solution Conventional antibodies target immune checkpoints that are highly expressed in normal tissues, resulting in: Dose-limiting toxicities due to on-target/off-tumor action Pharmacological sink effect requires higher and more frequent dosing Suboptimal activity due to poor PK and dose-limiting toxicities Conditionally active antibodies are selectively targeted to the tumor microenvironment, potentially providing: Little or no toxicity due to selective on-target/on-tumor action Lower and less frequent doses by avoiding normal tissue binding Powerful activity selectively focused on the tumor microenvironment Only one new checkpoint inhibitor has been approved since the original CTLA-4 and PD-1/PD-L1 group Ipilimumab (anti-CTLA-4) Pembrolizumab (anti-PD-1) Relatlimab (anti-LAG-3) 2011 2014 2022

pH-sensitive Antibodies Have Potential to Selectively Bind Their Targets in the Low-pH Tumor Microenvironment  Exploits the tumor microenvironment using pH-selective properties Intended to alleviate undesirable properties: Dose-limiting toxicities due to on-target/off-tumor binding Higher and more frequent dosing due to poor pharmacokinetics (Target-mediated Drug Disposition, or TMDD) Bolsters specific activities Goal is to unlock previously undruggable immune targets TMAb Platform Sensei’s technology identifies pH-sensitive antibodies designed to bind only at the tumor The tumor microenvironment of pH ~6 is lower than physiological pH of 7.4

Commercially Validated Precedent for pH-sensitive Approach

Soliris® (eculizumab), an anti-C5 monoclonal antibody (mAb), was considered standard of care for patients with paroxysmal nocturnal hemoglobinuria (PNH) and atypical hemolytic uremic syndrome, but had a short half-life as a result of extensive TMDD.

Engineering eculizumab using histidine substitutions resulted in a pH-sensitive mAb with markedly improved half-life.

Antibody Engineering of Solaris Led to pH Sensitivity and Half-Life Improvements

	Soliris (Eculizumab)	Ultomiris (Ravulizumab, ALXN1210)
K_D pH 7.4 (nM)	0.03	0.49
K_D pH 6.0 (nM)	0.6	22
$t_{½}$ (d)	**3.9**	**13.4**

Revulizumab utilized histidine insertions into the CDR regions (VH_Y27H, VH_S57H) and Fc substitutions (M428L, N434S) of eculizumab

Due to its longer half-life (13.4 d vs 3.9 d), ravulizumab given every 8 weeks achieved noninferiority compared with eculizumab given every 2 weeks for all efficacy endpoints, while maintaining a similar safety profile.

2018: FDA approves Ultomiris® (ravulizumab, ALXN1210)

2020: Ultomiris sales = $1.08 billion

Sheridan et al, PLOS One, April 2018 (https://doi.org/10.1371/journal.pone.0195909)
Lee et al, Blood, (doi:10.1182/blood-2018-09-876136)
Sales figures: https://media.alexion.com/news-releases/news-release-details/alexion-reports-fourth-quarter-and-full-year-2020-results

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SNS-101

VISTA is a Potent T cell Checkpoint Extensively Expressed on Myeloid Cells[1]

VISTA is a B7 family member that suppresses T cell function

Immunosuppressive function believed to be mediated by PSGL-1 receptor


VISTA
PSGL1
T-cell suppression
anti-VISTA mAb blocking interaction
VISTA
PSGL1
T-cell proliferation & activation

Extensive VISTA expression on off-tumor myeloid cells demands a conditionally active antibody approach

VISTA has inherent pH sensitivity: its extracellular domain is uniquely rich in histidines[2]


PSGL-1
Y46
Y51
Y48
T57
E56
VISTA
H153
H154
H155
H100
H98

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1. Lines et al. Cancer research vol. 74,7 (2014)
2. Johnston et al., Nature 2019

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SNS-101: Selectively Targeting VISTA with a pH-sensitive Antibody

SNS-101 is a differentiated, pH-sensitive antibody

Selectivity for Active VISTA^{pH6} over VISTA$^{pH7.4}$

Monovalent Affinity (K_D) [nM]

pH 6.0	pH 7.4
0.218	132 (~No binding)

Additional SNS-101 features

- IgG1 format
- Active Fc

SNS-101 blocks the key receptor regulating VISTA's immunosuppressive activity

SNS-101 strongly inhibits the VISTA:PSGL-1 interaction and all other potential binding partners at pH 6.0 *in vitro*


PSGL-1
Mean OD450
0
1
2
3
4
-3
-2
-1
log (Conc.) (μM)
IC50 = 7nm

VISTA:SNS-101 co-crystal structure demonstrates epitope of SNS-101 encompasses VISTA's PSGL-1 epitope


SNS-101 heavy chain
SNS-101 light chain
Human VISTA (shown in green and red)
Human VISTA epitope for SNS-101
2.59 Å Resolution

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No Significant Binding of SNS-101 to Monocytes, Neutrophils, NK Cells and T-cells in Whole blood at Physiological pH T-cells NK cells FOB 1.57 FOB 2.0 FOB 1.0 FOB 8.75 FOB 12.4 FOB 1.36 Monocytes FOB 9.9 FOB 13.5 FOB 1.4 FOB 2.2 FOB 2.5 FOB 1.0 Neutrophils CYNO HUMAN FOB 7.4 FOB 8.8 FOB 1.0 Clinical mAb #1* Clinical mAb #2* SNS-101 Control FOB 2.0 FOB 2.0 FOB 0.5 Clinical mAb #1 Clinical mAb #2 SNS-101 Control FOB 1.66 FOB 1.9 FOB 0.95 FOB 9.7 FOB 10.7 FOB 1.31 *Clinical mAb #1 & #2 are pH-independent VISTA antibodies

SNS-101 Induced Substantially Lower Cytokine Release in Whole-blood Assay at Neutral pH Compared to pH-independent VISTA Antibody IFN-γ IL-8 TNF-α IL-6 IL-2 *** *** *** ** * ** ** ** ** ** ** ** ** ** ** Dose ranges: 1, 10, and 100 ug/ml #2

SNS-101 Has Displayed a Favorable Single-dose PK Profile in Preclinical Studies - No Significant TMDD in Human VISTA KI Mice or Non-human Primates Pharmacokinetics of Single Dose 5 mg/kg SNS-101 in VISTA Knock-in Mice Demonstrated a long mean residence time in the blood, indicating a lack of significant target-mediated drug disposition (TMDD) and clearance in non-malignant tissues SNS-101 displayed linear elimination kinetics unlike a pH-independent anti-VISTA mAb, which demonstrated TMDD and rapid clearance Pharmacokinetics of Single Dose SNS-101 in Cyno monkeys Clinical mAb #1 10 mg/kg

PK Sink Continues to be an Issue with Non-pH-Sensitive VISTA programs* SNS-101 is designed to overcome elimination kinetics and half-life related to PK sink observed in non-pH-sensitive VISTA programs Curis CI-8993 Plasma Concentration Kineta KVA12123 Cyno PK Abcine PMC-309 Serum Conc Cyno Hummingbird HMBD-002 Preclinical PK Linear Non-linear 1. Hummingbird SITC 2022; 2. Kineta Corporate Presentation; 3. Abcine, SITC 2022; 4. Curis, SITC 2022 *Each graph differs by time course based on data presented Clinical mAb #1 10 mg/kg

SNS-101 Drove Single-agent Activity and Deepened Anti-tumor Responses to PD-1 in Human VISTA KI Mice ** ** MC38-7r (Anti-mPD-1 insensitive MC38 clone) *** ** ** * P<0.05; ** P<0.01; *** P<0.001 MC38

SNS-101 Increased CD8 T-cells in Combination With Anti-PD-1 in MC38 Tumors *In Vivo*


CD8
% Positive
0
10
20
30
40
****
****
**
***
*
*
Isotype Control
αPD-1- 1 mg/kg
SNS-101- 10 mg/kg
SNS-101- 30 mg/kg
SNS-101- 10 mg/kg with Anti-PD-1
SNS-101- 30 mg/kg with Anti-PD-1

Frequency of Live, CD45+ Population
One-way ANOVA, Tukey Post-Hoc Analysis,
* $p<0.05$; ** $p<0.01$, *** $p<0.001$, **** $p<0.0001$


CTRL
Anti-PD-1
1mg/kg
5mg/kg
Anti-PD-1/SNS-101
3mg/kg
10mg/kg
30mg/kg
Tumor volume (mm³)
Day

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Targeting VISTA and PD-1 Checkpoints in the TME Promotes Anti-tumoral M1 Macrophage Polarization M1 macrophages are anti-tumorigenic through secretion of pro-inflammatory cytokines and chemokines, and driving of Th1 CD4+ T cell responses M2 macrophages are immunosuppressive; pro-tumor TAMs are a subset of M2-type cells SNS-101 targets suppressive signaling in the myeloid compartment, and in combination with anti-PD-1 may help shift the balance of macrophage polarization toward an anti-tumor M1 phenotype

SNS-101 Re-sensitized Anti-PD-1 Insensitive Sarcoma Tumors in Human VISTA Knock-in Mice 5/8 CR 1/8 CR * p<0.05

SNS-101 Phase 1/2 Study

Phase 1 Study Design
Dose escalation using Bayesian Optimal Interval (BOIN) design; plan to initiate combo dosing prior to monotherapy RP2D*



Phase 1 Dose Escalation - Monotherapy: SNS-101 alone
0.3 mg/kg
Mono Cohort X
RP2D
Phase 1 Dose Escalation – Combination: SNS-101 + Libtayo
Combo Cohort 1
Combo Cohort X
RP2D

Patient Population	Study Objectives	Dosing
• Advanced solid tumors	• Primary endpoint: safety, tolerability & RP2D • Secondary endpoint: PK profile, immunogenicity & anti-tumor activity	• SNS-101 +/- Libtayo (350 mg/kg) dosed as an IV infusion once every 3 weeks • SNS-101 starting dose = 0.3 mg/kg; Dose escalation/de-escalation will proceed following the BOIN design until the MTD/RP2D is determined

Anticipated Phase 2 Expansion Design
Single-arm, Simon two-stage minimax design incorporating an interim futility analysis



Phase 2 Expansion: SNS-101 +/- Libtayo
Indication 1
Indication 2
Indication X

Patient Population	Study Objectives	Dosing
• Advanced solid tumors • Tumor types to be determined based on data from Phase 1 study and emerging results from preclinical studies	• Primary endpoint: Anti-tumor activity • Secondary endpoint: Anti-tumor activity, safety, tolerability, PK profile & immunogenicity	• SNS-101 +/- Libtayo (350 mg/kg) dosed as an IV infusion once every 3 weeks • Dose will be determined from the Phase 1 study

* Safety Monitoring Committee (SMC) to determine initiation of combination arm based on emerging clinical data
RP2D = Recommended Phase 2 Dose
MTD = Maximum Tolerated Dose

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Partner / Collaborator Goal Description Clinical Supply Agreement Supports evaluation of SNS-101 in combination with Libtayo® (cemiplimab) in planned Phase 1/2 clinical trial Sensei to fund planned clinical trial Regeneron to provide Libtayo® Sensei maintains global development and commercial rights to SNS-101 Cooperative Research & Development Agreement Further elucidate role of VISTA in immune checkpoint resistance and expand potential of SNS-101 as a combination therapy beyond anti-PD-1 Sensei collaborating with NCI Center for Immuno-Oncology Co-Directors, Jeffrey Schlom, Ph.D., and James Gulley, M.D., Ph.D. Preclinical studies will assess SNS-101 mechanism of action in combination with therapies beyond anti-PD-1 Research Collaboration Further study the mechanism of SNS-101's anti-tumor activity Sensei collaborating with laboratory of immuno-oncology KOL, Robert Schreiber, Ph.D. Preclinical studies will include identification of SNS-101 response biomarkers    Key Partnerships Supporting SNS-101’s Clinical Development Potential opportunities for combination therapy and biomarker identification

SNS-101 Is a Fully Differentiated Anti-VISTA Antibody Phase 1 Phase 1 Phase 1 Phase 1 Phase 1 Preclinical Preclinical (IgG1) (IgG1) (IgG1) (IgG4) (IgG1) Johnston et al., Nature 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website; Thakkar et al, J of Immunother Cancer, 2022; PharmAbcine website

VSIG-4

VSIG4 is an Immunosuppressive Receptor with On-Target, Off-Tumor Challenges

Tissue macrophages (Kupffer cells) in liver



In the liver, VSIG-4 …

Is expressed on Kupffer cells[1-2]

Appears to drive significant target-mediated drug disposition (TMDD) and clearance

Tumor-associated macrophages in tumor and stroma (inset)


A
B

In the tumor microenvironment, VSIG-4 …

Correlates with immunosuppressive "M2" macrophage infiltration[3]

Inhibits T cell activation[4]

Promotes tumor growth based on data from a syngeneic Lewis lung carcinoma model in knockout mice[5]

sensei BIO

See references in Appendix

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Sensei Has Identified pH-sensitive VSIG4 Antibodies pH-Sensitive VSIG4 Parental Antibodies Selected for Further Optimization Antibody Reference # Ratio of pH Selectivity (6.0 vs 7.4) Blockage of Immobilized VSIG4- T-cell Inhibition Blockage of Cellular VSIG4- T-cell Inhibition 1 1 + + 2 7 + + 3 1 + + 4 3 + + 5 3 +/- + 6 25 + + 7 1 + + 8 2 - + * Ratio assessed by flow cytometry on VSIG4 overexpressing cells Program milestones to date: Identified 8 parental antibodies for optimization and are currently testing progeny antibodies; Identified pH-sensitive antibodies highlighting the potential breadth of the TMAb platform; Identified novel VSIG4 receptors on primary T-cells by Hi-Res proteomics, which are currently in verification stage.   Plan to select product candidate in 2023

ENTPDase1 (CD39)

ENTPDase1 (CD39) is the Rate Limiting Enzyme in the Production of Immunosuppressive Adenosine Figure adapted from: Moesta et al, Nat Rev Immunol. 2020; 20 (12) Hypoxia/cell damage ATP AMP Adeno-sine Blocking CD39 leads to: Immune Activation Primary function is conversion of extracellular ATP (eATP) to adenosine (ADO), which exerts immunosuppressive properties through binding to A2a/A2b receptors (ADA) Expressed on various immune cells in both tumors and normal tissues Development of a TMAb antibody has potential for improved safety and PK profile compared to competitor CD39 mAbs

Sensei Has Identified pH-sensitive ENTPDase1 (CD39) Antibodies Program milestones to date: Identified 8 parental antibodies for further optimization Identified pH-sensitive parental antibodies for lead optimization Plan to select lead product candidate in 2023 Antibody Reference #  Ratio of pH Selectivity  (6.0 vs 7.4) 1 1 2 6 3 4 4 5 5 18 6 1 7 1 8 1 pH-Sensitive CD39 Parental Antibodies Selected for Further Optimization

Summary

SNS-101 (anti-VISTA) Mid-year 2023: First patient first dose 2024: Topline Phase 1 monotherapy data 2024: Initial Phase 1 combination data SNS-102 (anti-VSIG4) 2023: Select product candidate SNS-103 (anti-ENTPDase1/CD39) 2023: Select product candidate Expected Program Milestones TMAb Platform Advance one program forward to IND-enabling studies following product candidate selection 2023: Initiate fourth TMAb discovery program

Engineered Selectivity to Extend the Clinical Reach of Immuno-oncology Agents THE CHALLENGE Systemically delivered I/O drugs often fail in the clinic due to on-target/off-tumor effects (TMDD, CRS) OUR FINANCIAL POSITION Ended 2022: $107.1M* Cash runway into 2H 2025 OUR STRATEGY Conditionally active antibodies engineered to enable druggability of promising oncology targets OUR LEAD PROGRAM SNS-101 is a clinical stage pH-sensitive antibody targeting the VISTA receptor with  first patient first dose expected in mid-2023 *Consists of cash, cash equivalents and marketable securities

Seasoned Leadership Team John Celebi, MBA President and CEO Patrick Gallagher Chief Business Officer Christopher Gerry, J.D. VP, General Counsel Erin Colgan Chief Financial Officer Edward van der Horst, Ph.D. Chief Scientific Officer

HQ: 1405 Research Blvd, Suite 125, Rockville, MD 20850  /  MA: 22 Boston Wharf Rd, 7th floor, Boston, MA 02210 senseibio.com

Appendix

References for Slide 24

1. Helmy KY, Katschke KJ Jr, Gorgani NN, Kljavin NM, Elliott JM, Diehl L, Scales SJ, Ghilardi N, van Lookeren Campagne M. CRIg: a macrophage complement receptor required for phagocytosis of circulating pathogens. Cell. 2006 Mar 10;124(5):915-27. doi: 10.1016/j.cell.2005.12.039. PMID: 16530040.
2. Voillet V, Berger TR, McKenna KM, Paulson KG, Tan WH, Smythe KS, Hunter DS, Valente WJ, Weaver S, Campbell JS, Kim TS, Byrd DR, Bielas JH, Pierce RH, Chapuis AG, Gottardo R, Rongvaux A. An In Vivo Model of Human Macrophages in Metastatic Melanoma. J Immunol. 2022 Aug 1;209(3):606-620. doi: 10.4049/jimmunol.2101109. Epub 2022 Jul 11. PMID: 35817516; PMCID: PMC9377377.
3. Reviewed in Small AG, Al-Baghdadi M, Quach A, Hii C, Ferrante A. Complement receptor immunoglobulin: a control point in infection and immunity, inflammation and cancer. Swiss Med Wkly. 2016 Apr 5;146:w14301. doi: 10.4414/smw.2016.14301. PMID: 27045607.
4. Vogt L, Schmitz N, Kurrer MO, Bauer M, Hinton HI, Behnke S, Gatto D, Sebbel P, Beerli RR, Sonderegger I, Kopf M, Saudan P, Bachmann MF. VSIG4, a B7 family-related protein, is a negative regulator of T cell activation. J Clin Invest. 2006 Oct;116(10):2817-26. doi: 10.1172/JCI25673. PMID: 17016562; PMCID: PMC1578631.
5. Liao Y, Guo S, Chen Y, Cao D, Xu H, Yang C, Fei L, Ni B, Ruan Z. VSIG4 expression on macrophages facilitates lung cancer development. Lab Invest. 2014 Jul;94(7):706-15. doi: 10.1038/labinvest.2014.73. Epub 2014 May 26. PMID: 24862966.

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